Exhibit 99.1

CareTrust REIT Announces Fourth Quarter & Full Year 2025 Operating Results

Conference Call Scheduled for Friday, February 13, 2026 at 1:00 pm ET
DANA POINT, Calif., February 12, 2026 (BUSINESS WIRE) -- CareTrust REIT, Inc. (NYSE:CTRE) today reported operating results for the quarter and year ended December 31, 2025, as well as other recent events.
For the full year 2025, CareTrust reported:
•Net income attributable to CareTrust of $320.5 million and net income per diluted weighted average share of $1.57, an increase of $0.77, or 96%, over the prior year;
•Normalized FFO attributable to CareTrust of $359.7 million and Normalized FFO per diluted weighted average share of $1.76, an increase of $0.26, or 17% over the prior year;
•Normalized FAD attributable to CareTrust of $360.0 million and Normalized FAD per diluted weighted average share of $1.76, an increase of $0.22, or 14%, over the prior year;
•$1.8 billion of investment activity closed at a blended stabilized yield of 8.6%; and
•$1.1 billion of gross proceeds raised through equity issuances, not including gross proceeds of $242.5 million related to unsettled forward contracts outstanding under the ATM program as of December 31, 2025.

For the quarter, CareTrust reported:
•Net income of $111.3 million and net income per diluted weighted average share of $0.50, an increase of $0.21, or 72%, over the prior year quarter;
•Normalized FFO of $104.1 million and Normalized FFO per diluted weighted average share of $0.47, an increase of $0.07, or 18%, over the prior year quarter;
•Normalized FAD of $103.0 million and Normalized FAD per diluted weighted average share of $0.46, an increase of $0.05, or 12%, over the prior year quarter;
•$561.5 million of investment activity closed at a blended stabilized yield of 8.8%;
•$242.5 million of gross proceeds pending at quarter end related to unsettled equity forward contracts outstanding under the ATM program as of December 31, 2025;
•Net Debt to Annualized Normalized Run Rate EBITDA of 0.7x;
•100.0% collection of contractual rent and interest exclusive of properties sold during the quarter; and
•A quarterly dividend of $0.335 per share, representing a payout ratio of approximately 73% on Normalized FAD.
Since quarter end, CareTrust reports:
•$214.8 million of investment activity closed at a blended stabilized yield of 8.9%;
•A $500 million investment pipeline;
•$100 million of cash on hand as of February 11, 2026 and $129.5 million of forward sales under the ATM program resulting in a current total of $372.0 million of gross proceeds pending from unsettled forward equity contracts outstanding under the ATM program; and
•$1.2 billion or full capacity remaining on the Company's unsecured revolving credit facility.

CareTrust’s Chief Executive Officer, Dave Sedgwick, commented, “2025 was an exceptional year for CareTrust, marked by record external growth, FFO/share growth of 17%, and the strategic additions of two new growth engines of UK Care Homes and SHOP. We have a bigger, more diverse and stronger portfolio today than this time last year. As we look ahead to 2026, our expectations are high and our outlook is positive, supported by a robust pipeline, world class operator relationships, a fortress balance sheet, and a deeper team that is more capable than ever to keep the flywheel ripping in 2026 and beyond.”
Financial Results for Quarter and Year Ended December 31, 2025
For the fourth quarter, CareTrust reported net income of $111.3 million, or $0.50 per diluted weighted-average common share, Normalized FFO of $104.1 million, or $0.47 per diluted weighted-average common share, and Normalized FAD of $103.0 million, or $0.46 per diluted weighted-average common share. For the year ended December 31, 2025, CareTrust reported net income of $320.5 million, or $1.57 per diluted weighted-average common share, Normalized FFO of $359.7 million, or $1.76 per diluted weighted-average common share, and Normalized FAD of $360.0 million, or $1.76 per diluted weighted-average common share.

Liquidity
As of quarter end, CareTrust reported Net Debt-to-Annualized Normalized Run Rate EBITDA of 0.7x, which is below the Company's target leverage range of 4.0x to 5.0x, and a net debt-to-enterprise value of approximately 3.7%. Derek Bunker, CareTrust's Chief Financial Officer, stated that as of today the Company has no borrowings outstanding on its $1.2 billion revolving credit facility, with no scheduled debt maturities prior to 2028. He also reported that CareTrust currently has approximately $100 million in cash on hand and $372.0 million of gross proceeds pending from unsettled forward equity contracts outstanding.
2026 Guidance
The Company provided guidance for 2026, projecting net income attributable to CareTrust of approximately $1.45 to $1.50 per share, Normalized FFO of approximately $1.90 to $1.95 per share, and Normalized FAD of approximately $1.90 to $1.95 per share. Mr. Bunker commented, “The midpoints of our Normalized FFO and Normalized FAD guidance represent increases of 9.4% and 9.4%, respectively, over 2025 results. Solid market fundamentals across all asset classes within our portfolio position us well for continued growth and value creation. Our strong start to the year having deployed $214.8 million with a $500 million pipeline demonstrates our capacity to capitalize on those opportunities and continue to deliver compelling shareholder returns.”
He noted that full year 2026 guidance is based on a weighted average diluted share count of 225 million shares, and assumes the following:
•No new investments, loans, or dispositions beyond those made year-to-date;
•No new debt or equity issuances beyond those made year-to-date;
•2.5% inflation-based rent escalators under long-term triple net leases;
•$42 million of loans set to mature in 2026 or 2027 to be repaid throughout the year; and
•No material change in the GBP:USD spot exchange rate.
Dividend Maintained
During the fourth quarter, CareTrust declared a quarterly dividend of $0.335 per common share. On an annualized basis, the payout ratio was approximately 71% based on fourth quarter 2025 Normalized FFO, and 73% based on fourth quarter 2025 Normalized FAD.
Conference Call
A conference call will be held on Friday, February 13, 2026, at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time), during which CareTrust’s management will discuss fourth quarter and full year 2025 results, recent developments and other matters. The live audio webcast of the earnings conference call will be available on the Investors section of CareTrust’s website at investor.caretrustreit.com/events-and-presentations. To view any financial or other statistical information required by SEC Regulation G, please visit the Investors section of the CareTrust REIT website at http://investor.caretrustreit.com. This call will be recorded and will be available for replay via the website for 30 days following the call.
About CareTrustTM
CareTrust REIT, Inc. is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of skilled nursing, seniors housing and other healthcare-related properties. With a portfolio of long-term net-leased properties spanning the United States and United Kingdom, and a growing portfolio of quality operators leasing them, CareTrust REIT is pursuing both external and organic growth opportunities across the United States and internationally. More information about CareTrust REIT is available at www.caretrustreit.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release contains, and the related conference call will include, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the following: future financial and financing plans; strategies related to the Company's business and its portfolio, including acquisition opportunities and disposition plans; growth prospects; operating and financial performance; expectations regarding the making of distributions and payment of dividends; and the performance of the Company’s tenants and operators and their respective facilities.
Words such as “anticipate,” “believe,” “could,” “expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. The Company’s forward-looking statements are based on management’s current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and the Company can give no assurance that its expectations will be attained. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability of our tenants, managers, and borrowers to successfully operate our properties and to meet and/or perform their obligations under the agreements we have entered into with them, including without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (ii) the impact of unstable market and economic conditions;(iii) the impact of healthcare reform legislation, including reimbursement rates and potential minimum staffing level requirements, on the operating results and financial conditions of our tenants, managers, and borrowers; (iv) the consequences of bankruptcy, insolvency or financial deterioration of our tenants, managers and borrowers;(v) the ability and willingness of our tenants, managers and borrowers to renew their agreements with us, and our ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant or manager; (vi) the risk that we may have to incur additional impairment charges related to our assets held for sale if we are unable to sell such assets at the prices we expect; (vii) the impact of public health crises; (viii) the availability of and the ability to identify (a) tenants and managers who meet our credit and operating standards, and (b) suitable acquisition opportunities and the ability to acquire and lease the respective properties to such tenants and managers on favorable terms; (ix) the intended benefits of our acquisition of Care REIT plc (“Care REIT”) may not be realized, and the additional risks we will be subject to from our investment in Care REIT and any other international investments; (x) the additional operational and legal risks associated with our properties managed in a RIDEA structure; (xi) the impact of the unfavorable resolution of litigation or disputes and rising liability and insurance costs as a result thereof or other market factors; (xii) the ability to retain our key management personnel; (xiii) the ability to maintain our status as a real estate investment trust (“REIT”); (xiv) changes in the U.S. and U.K. tax law and other state, federal or local laws, whether or not specific to REITs; (xv) the ability to generate sufficient cash flows to service our outstanding indebtedness; (xvi) access to debt and equity capital markets; (xvii) fluctuating interest and currency rates; and (xviii) any additional factors included under Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as such risk factors may be amended, supplemented or superseded from time to time by other reports we filed with the Securities and Exchange Commission (the “SEC”).
This press release and the related conference call provides information about the Company's financial results as of and for the quarter and year ended December 31, 2025 and is provided as of the date hereof, unless specifically stated otherwise. The Company expressly disclaims any obligation to update or revise any information in this press release or the related conference call (and replays thereof), including forward-looking statements, whether to reflect any change in the Company’s expectations, any change in events, conditions or circumstances, or otherwise.
As used in this press release or the related conference call, unless the context requires otherwise, references to “CTRE,” "CareTrust," “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.
Contact:
CareTrust REIT, Inc.
(949) 542-3130
ir@caretrustreit.com

CARETRUST REIT, INC.
CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)
	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2025	2024	2025	2024
Revenues:
Rental income	$106,250	$62,199	$368,194	$228,261
Resident fees and services	1,225	—	1,225	—
Interest income from financing receivable	2,891	1,009	11,492	1,009
Interest income from other real estate related investments and other income	24,493	23,736	95,482	67,016
Total revenues	134,859	86,944	476,393	296,286
Expenses:
Depreciation and amortization	27,142	15,514	92,891	56,831
Interest expense	11,378	5,122	43,707	30,310
Property taxes and insurance	2,260	1,946	8,768	7,838
Senior housing operating expenses	952	—	952	—
Impairment of real estate investments	2,031	5,353	2,483	42,225
Transaction costs	3,820	1,326	5,329	1,326
Provision for loan losses	—	4,900	—	4,900
Property operating (recoveries) expenses	(1,460)	1,322	(138)	5,714
General and administrative	15,473	9,286	52,465	28,923
Total expenses	61,596	44,769	206,457	178,067
Other income (loss):
Other income, net	4,350	—	4,350	—
Loss on extinguishment of debt	—	—	(390)	(657)
Gain (loss) on sale of real estate, net	27,672	46	31,548	(2,208)
Unrealized gain on other real estate related investments, net	8,973	9,734	15,831	9,045
(Loss) gain on foreign currency transactions, net	(103)	—	4,012	—
Total other income	40,892	9,780	55,351	6,180
Income before income tax expense	114,155	51,955	325,287	124,399
Income tax expense	(1,894)	—	(5,001)	—
Net income	112,261	51,955	320,286	124,399
Net income (loss) attributable to noncontrolling interests	971	(180)	(252)	(681)
Net income attributable to CareTrust REIT, Inc.	$111,290	$52,135	$320,538	$125,080

Earnings per common share attributable to CareTrust REIT, Inc.:
Basic	$0.50	$0.29	$1.57	$0.81
Diluted	$0.50	$0.29	$1.57	$0.80

Weighted-average number of common shares:
Basic	222,746	181,645	203,642	154,795
Diluted	223,345	182,013	204,091	155,167
Dividends declared per common share	$0.335	$0.290	$1.340	$1.160

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(in thousands and unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Net income attributable to CareTrust REIT, Inc.	$111,290	$52,135	$320,538	$125,080
Depreciation and amortization	27,142	15,514	90,507	56,831
Noncontrolling interests' share of real estate related depreciation and amortization	(2,876)	(837)	(10,408)	(837)
Interest expense[1]	11,378	4,768	43,707	29,025
Income tax expense	1,894	—	5,001	—
Amortization of stock-based compensation[2]	28	1,461	6,766	6,130
Amortization of stock-based compensation related to extraordinary incentive plan	793	—	3,483	—
EBITDA attributable to CareTrust REIT, Inc.	149,649	73,041	459,594	216,229
Write-off of deferred financing costs	—	354	—	354
Impairment of real estate investments	2,031	5,353	2,483	42,225
Loss (gain) on foreign currency transactions, net	103	—	(4,012)	—
Provision for loan losses, net	—	4,900	—	4,900
Property operating (recoveries) expenses	(1,561)	1,665	(174)	6,891
(Gain) loss on sale of real estate, net	(27,672)	(46)	(31,548)	2,208
Non-routine transaction costs	3,820	1,326	5,329	1,326
Loss on extinguishment of debt	—	—	390	657
Accelerated amortization of lease intangibles, net of noncontrolling interests' share	—	—	(1,023)	—
Extraordinary incentive plan payment	—	2,313	—	2,313
Qualifying retirement benefits	1,896	—	1,896	—
Other expenses	359	—	359	—
Other income, net of NCI share[3]	(2,171)	—	(2,171)	—
Unrealized gain on other real estate related investments, net	(8,973)	(9,734)	(15,831)	(9,045)
Normalized EBITDA attributable to CareTrust REIT, Inc.	117,481	79,172	$415,292	$268,058
Full impact of quarterly investments[4]	2,747	11,027
Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc.	$120,228	$90,199

[1] Interest expense excludes the effect of the $75.0 million participation interest recorded as a secured borrowing in the consolidated balance sheets.
[2] A portion of the amortization of stock-based compensation for the three and twelve months ended December 31, 2025, was moved to Qualifying retirement benefits to represent the amount of accelerated stock-based compensation recorded during the twelve months ended December 31, 2025 related to an employee that met authorized retirement in the period.
[3] Other income, net of NCI share represents a fee received in connection with the release of a facility from a purchase agreement, net of commission fees paid.
[4] Quarterly adjustments give effect to the investments completed and loans receivable pay downs during the three months ended for the respective period as though such investments and pay downs were completed as of the beginning of the period.

NET DEBT TO ANNUALIZED NORMALIZED RUN RATE EBITDA RECONCILIATION
(in thousands and unaudited)
	Three Months Ended December 31,
	2025	2024
Total debt	$900,000	$400,000
Cash, cash equivalents, restricted cash and escrow deposits on acquisitions of real estate	(339,295)	(213,822)
Net proceeds from ATM forward[1]	(238,033)	—
Net Debt	$322,672	$186,178
Annualized Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc.[2]	$480,912	$360,796
Net Debt to Annualized Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc.	0.7x	0.5x
[1] Assumes the net proceeds from the future expected settlement of shares sold under equity forward contracts through the Company's ATM program reduces outstanding debt and assumes the shares were issued.
[2] Annualized Normalized Run Rate EBITDA is calculated as Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc. for the quarter multiplied by four (4).

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES (continued)
(in thousands)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Net income attributable to CareTrust REIT, Inc.	$111,290	$52,135	$320,538	$125,080
Real estate related depreciation and amortization	27,046	15,507	90,390	56,804
Noncontrolling interests' share of real estate related depreciation and amortization	(2,876)	(837)	(10,408)	(837)
Impairment of real estate investments	2,031	5,353	2,483	42,225
(Gain) loss on sale of real estate, net	(27,672)	(46)	(31,548)	2,208
FFO attributable to CareTrust REIT, Inc.	109,819	72,112	371,455	225,480
Write-off of deferred financing costs	—	354	—	354
Loss (gain) on foreign currency transactions, net	103	—	(4,012)	—
Provision for loan losses	—	4,900	—	4,900
Accelerated amortization of lease intangibles, net of noncontrolling interests' share	—	—	(1,023)	—
Property operating (recoveries) expenses	(1,561)	1,665	(174)	6,891
Non-routine transaction costs	3,820	1,326	5,329	1,326
Loss on extinguishment of debt	—	—	390	657
Amortization of stock-based compensation related to extraordinary incentive plan	793	—	3,483	—
Extraordinary incentive plan payment	—	2,313	—	2,313
Qualifying retirement benefits	1,896	—	1,896	—
Other expenses	359	—	359	—
Other income, net of NCI share	(2,171)	—	(2,171)	—
Unrealized gain on other real estate related investments, net	(8,973)	(9,734)	(15,831)	(9,045)
Normalized FFO attributable to CareTrust REIT, Inc.	$104,085	$72,936	$359,701	$232,876

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES (continued)
(in thousands, except per share data)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Net income attributable to CareTrust REIT, Inc.	$111,290	$52,135	$320,538	$125,080
Real estate related depreciation and amortization	27,046	15,507	90,390	56,804
Noncontrolling interests' share of real estate related depreciation and amortization	(2,876)	(837)	(10,408)	(837)
Amortization of deferred financing fees	1,121	619	4,140	2,461
Amortization of stock-based compensation	28	1,461	6,766	6,130
Amortization of stock-based compensation related to extraordinary incentive plan	793	—	3,483	—
Straight-line rental income	(3,581)	7	(8,753)	28
Amortization of lease incentives	49	13	193	22
Noncontrolling interests' share of amortization of lease incentives	(24)	(6)	(96)	(6)
Amortization of above and below market leases	(81)	(926)	(2,369)	(2,885)
Noncontrolling interests' share of amortization of below market leases	—	463	1,080	463
Accelerated amortization of lease intangibles, net of noncontrolling interests' share	—	—	(1,023)	—
Non-cash interest income	1,417	(281)	(632)	(281)
Impairment of real estate investments	2,031	5,353	2,483	42,225
(Gain) loss on sale of real estate, net	(27,672)	(46)	(31,548)	2,208
FAD attributable to CareTrust REIT, Inc.	109,541	73,462	374,244	231,412
Write-off of deferred financing costs	—	354	—	354
Loss (gain) on foreign currency transactions, net	103	—	(4,012)	—
Provision for loan losses	—	4,900	—	4,900
Property operating (recoveries) expenses	(1,561)	1,665	(174)	6,891
Non-routine transaction costs	3,820	1,326	5,329	1,326
Loss on extinguishment of debt	—	—	390	657
Extraordinary incentive plan payment	—	2,313	—	2,313
Qualifying retirement benefits	1,896	—	1,896	—
Other expenses	359	—	359	—
Other income, net of NCI share	(2,171)	—	(2,171)	—
Unrealized gain on other real estate related investments, net	(8,973)	(9,734)	(15,831)	(9,045)
Normalized FAD attributable to CareTrust REIT, Inc.	$103,014	$74,286	$360,030	$238,808

FFO per share attributable to CareTrust REIT, Inc.	$0.49	$0.40	$1.82	$1.45
Normalized FFO per share attributable to CareTrust REIT, Inc.	$0.47	$0.40	$1.76	$1.50

FAD per share attributable to CareTrust REIT, Inc.	$0.49	$0.40	$1.83	$1.49
Normalized FAD per share attributable to CareTrust REIT, Inc.	$0.46	$0.41	$1.76	$1.54
Diluted weighted average shares outstanding [1]	223,721	182,222	204,351	155,325

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method.

CARETRUST REIT, INC.
CONSOLIDATED INCOME STATEMENTS - 5 QUARTER TREND
(in thousands, except per share data)
(Unaudited)
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Revenues:
Rental income	$62,199	$71,646	$86,033	$104,265	$106,250
Resident fees and services	—	—	—	—	1,225
Interest income from financing receivable	1,009	2,807	2,886	2,908	2,891
Interest income from other real estate related investments and other income	23,736	22,168	23,550	25,271	24,493
Total revenues	86,944	96,621	112,469	132,444	134,859
Expenses:
Depreciation and amortization	15,514	17,841	21,215	26,693	27,142
Interest expense	5,122	6,669	13,038	12,622	11,378
Property taxes and insurance	1,946	2,065	2,117	2,326	2,260
Senior housing operating expenses	—	—	—	—	952
Impairment of real estate investments	5,353	—	—	452	2,031
Transaction costs	1,326	888	61	560	3,820
Provision for loan losses	4,900	—	—	—	—
Property operating (recoveries) expenses	1,322	105	938	279	(1,460)
General and administrative	9,286	9,023	12,549	15,420	15,473
Total expenses	44,769	36,591	49,918	58,352	61,596
Other (loss) income:
Other income, net	—	—	—	—	4,350
Loss on extinguishment of debt	—	—	—	(390)	—
Gain on sale of real estate, net	46	3,876	—	—	27,672
Unrealized gain on other real estate related investments, net	9,734	1,287	1,968	3,603	8,973
Gain (loss) on foreign currency transactions	—	—	4,413	(298)	(103)
Total other income	9,780	5,163	6,381	2,915	40,892
Income before income tax expense	51,955	65,193	68,932	77,007	114,155
Income tax expense	—	—	(1,030)	(2,077)	(1,894)
Net income	51,955	65,193	67,902	74,930	112,261
Net (loss) income attributable to noncontrolling interests	(180)	(609)	(643)	29	971
Net income attributable to CareTrust REIT, Inc.	$52,135	$65,802	$68,545	$74,901	$111,290

Diluted earnings per share attributable to CareTrust REIT, Inc.	$0.29	$0.35	$0.35	$0.35	$0.50

Diluted weighted average shares outstanding	182,013	187,416	192,851	212,271	223,345

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES - 5 QUARTER TREND
(in thousands)
(Unaudited)
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Net income attributable to CareTrust REIT, Inc.	$52,135	$65,802	$68,545	$74,901	$111,290
Depreciation and amortization	15,514	17,841	21,215	24,309	27,142
Noncontrolling interests' share of real estate related depreciation and amortization	(837)	(2,223)	(2,513)	(2,796)	(2,876)
Interest expense	4,768	6,669	13,038	12,622	11,378
Income tax expense	—	—	1,030	2,077	1,894
Amortization of stock-based compensation	1,461	3,093	1,945	1,700	28
Amortization of stock-based compensation related to extraordinary incentive plan	—	816	1,081	793	793
EBITDA attributable to CareTrust REIT, Inc.	73,041	91,998	104,341	113,606	149,649
Write-off of deferred financing costs	354	—	—	—	—
Impairment of real estate investments	5,353	—	—	452	2,031
(Gain) loss on foreign currency transactions, net	—	—	(4,413)	298	103
Provision for loan losses	4,900	—	—	—	—
Property operating expenses (recoveries)	1,665	(105)	1,090	402	(1,561)
Gain on sale of real estate, net	(46)	(3,876)	—	—	(27,672)
Loss on extinguishment of debt	—	—	—	390	—
Non-routine transaction costs	1,326	888	61	560	3,820
Accelerated amortization of lease intangibles, net of noncontrolling interests' share	—	—	—	(1,023)	—
Extraordinary incentive plan payment	2,313	—	—	—	—
Qualifying retirement benefits	—	—	—	—	1,896
Other expenses	—	—	—	—	359
Other income, net of NCI share	—	—	—	—	(2,171)
Unrealized gain on other real estate related investments, net	(9,734)	(1,287)	(1,968)	(3,603)	(8,973)
Normalized EBITDA attributable to CareTrust REIT, Inc.	$79,172	$87,618	$99,111	$111,082	$117,481
Net income attributable to CareTrust REIT, Inc.	$52,135	$65,802	$68,545	$74,901	$111,290
Real estate related depreciation and amortization	15,507	17,833	21,208	24,303	27,046
Noncontrolling interests' share of real estate related depreciation and amortization	(837)	(2,223)	(2,513)	(2,796)	(2,876)
Impairment of real estate investments	5,353	—	—	452	2,031
Gain on sale of real estate, net	(46)	(3,876)	—	—	(27,672)
FFO attributable to CareTrust REIT, Inc.	72,112	77,536	87,240	96,860	109,819
Write-off of deferred financing costs	354	—	—	—	—
(Gain) loss on foreign currency transactions	—	—	(4,413)	298	103
Accelerated amortization of lease intangibles, net of noncontrolling interests' share	—	—	—	(1,023)	—
Provision for loan losses	4,900	—	—	—	—
Property operating expenses (recoveries)	1,665	(105)	1,090	402	(1,561)
Non-routine transaction costs	1,326	888	61	560	3,820
Loss on extinguishment of debt	—	—	—	390	—
Amortization of stock-based compensation related to extraordinary incentive plan	—	816	1,081	793	793
Extraordinary incentive plan payment	2,313	—	—	—	—
Qualifying retirement benefits	—	—	—	—	1,896
Other expenses	—	—	—	—	359
Other income, net of NCI share	—	—	—	—	(2,171)
Unrealized gain on other real estate related investments, net	(9,734)	(1,287)	(1,968)	(3,603)	(8,973)
Normalized FFO attributable to CareTrust REIT, Inc.	$72,936	$77,848	$83,091	$94,677	$104,085

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES - 5 QUARTER TREND (continued)
(in thousands, except per share data)
(Unaudited)
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025

Net income attributable to CareTrust REIT, Inc.	$52,135	$65,802	$68,545	$74,901	$111,290
Real estate related depreciation and amortization	15,507	17,833	21,208	24,303	27,046
Noncontrolling interests' share of real estate related depreciation and amortization	(837)	(2,223)	(2,513)	(2,796)	(2,876)
Amortization of deferred financing fees	619	914	984	1,121	1,121
Amortization of stock-based compensation	1,461	3,093	1,945	1,700	28
Amortization of stock-based compensation related to extraordinary incentive plan	—	816	1,081	793	793
Straight-line rental income	7	7	(1,760)	(3,419)	(3,581)
Amortization of lease incentives	13	48	48	48	49
Noncontrolling interests' share of amortization of lease incentives	(6)	(24)	(24)	(24)	(24)
Amortization of above and below market leases	(926)	(926)	(972)	(390)	(81)
Noncontrolling interests' share of amortization of below market leases	463	463	463	154	—
Accelerated amortization of lease intangibles, net of noncontrolling interests' share	—	—	—	(1,023)	—
Non-cash interest income	(281)	(623)	(703)	(724)	1,417
Impairment of real estate investments	5,353	—	—	452	2,031
Gain on sale of real estate, net	(46)	(3,876)	—	—	(27,672)
FAD attributable to CareTrust REIT, Inc.	73,462	81,304	88,302	95,096	109,541
Write-off of deferred financing costs	354	—	—	—	—
(Gain) loss on foreign currency transactions	—	—	(4,413)	298	103
Provision for loan losses	4,900	—	—	—	—
Property operating expenses (recoveries)	1,665	(105)	1,090	402	(1,561)
Non-routine transaction costs	1,326	888	61	560	3,820
Loss on extinguishment of debt	—	—	—	390	—
Extraordinary incentive plan payment	2,313	—	—	—	—
Qualifying retirement benefits	—	—	—	—	1,896
Other expenses	—	—	—	—	359
Other income, net of NCI share	—	—	—	—	(2,171)
Unrealized gain on other real estate related investments, net	(9,734)	(1,287)	(1,968)	(3,603)	(8,973)
Normalized FAD attributable to CareTrust REIT, Inc.	$74,286	$80,800	$83,072	$93,143	$103,014
FFO per share attributable to CareTrust REIT, Inc.	$0.40	$0.41	$0.45	$0.46	$0.49
Normalized FFO per share attributable to CareTrust REIT, Inc.	$0.40	$0.42	$0.43	$0.45	$0.47
FAD per share attributable to CareTrust REIT, Inc.	$0.40	$0.43	$0.46	$0.45	$0.49
Normalized FAD per share attributable to CareTrust REIT, Inc.	$0.41	$0.43	$0.43	$0.44	$0.46
Diluted weighted average shares outstanding [1]	182,222	187,574	193,055	212,575	223,721

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method.

CARETRUST REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
	December 31, 2025	December 31, 2024
Assets:
Real estate investments, net	$3,709,576	$2,226,740
Financing receivable, at fair value (including accrued interest of $913 and $281 as of December 31, 2025 and 2024, respectively)	92,193	96,004
Other real estate related investments (including accrued interest of $5,759 and $4,725 as of December 31, 2025 and 2024, respectively)	899,262	795,203
Assets held for sale, net	—	57,261
Cash and cash equivalents	198,042	213,822
Accounts and other receivables	10,368	1,174
Prepaid expenses and other assets, net	230,427	35,608
Deferred financing costs, net	8,568	11,204
Total assets	$5,148,436	$3,437,016

Liabilities and Equity:
Senior unsecured notes payable, net	$397,816	$396,927
Senior unsecured term loan, net	496,404	—
Accounts payable, accrued liabilities and deferred rent liabilities	120,442	56,318
Dividends payable	74,806	54,388
Total liabilities	1,089,468	507,633

Redeemable noncontrolling interests	18,156	18,243

Equity:
Common stock	2,227	1,870
Additional paid-in capital	4,518,977	3,439,117
Cumulative distributions in excess of earnings	(491,796)	(532,570)
Accumulated other comprehensive income	5,872	—
Total stockholders' equity	4,035,280	2,908,417
Noncontrolling interests	5,532	2,723
Total equity	4,040,812	2,911,140
Total liabilities and equity	$5,148,436	$3,437,016

CARETRUST REIT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	For the Year Ended December 31,
	2025	2024
Cash flows from operating activities:
Net income	$320,286	$124,399
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including below-market ground leases)	93,045	56,932
Amortization of deferred financing costs	4,140	2,816
Loss on extinguishment of debt	390	282
Unrealized (gain) loss on other real estate related investments, net	(15,831)	(9,045)
Amortization of stock-based compensation	11,896	6,130
Straight-line rental income	(8,753)	28
Amortization of lease incentives	193	22
Amortization of above and below market leases	(6,798)	(2,885)
Noncash interest income	(1,549)	(3,279)
(Gain) loss on sale of real estate, net	(31,548)	2,208
Impairment of real estate investments	2,483	42,225
Provision for loan losses	—	4,900
Change in operating assets and liabilities:
Accounts and other receivables	(187)	(808)
Prepaid expenses and other assets, net	(1,772)	(3,719)
Accounts payable, accrued liabilities and deferred rent liabilities	28,034	24,045
Net cash provided by operating activities	394,029	244,251
Cash flows from investing activities:
Acquisitions of real estate, net of deposits applied	(1,333,998)	(812,002)
Purchases of equipment, furniture and fixtures and improvements to real estate	(14,992)	(8,054)
Investment in real estate related investments and other loans receivable	(96,962)	(559,188)
Preferred equity investments	(30,000)	(52,000)
Investment in financing receivable	—	(95,723)
Principal payments received on real estate related investments and other loans receivable	75,125	4,512
Principal payments received on financing receivable	4,443	—
Escrow deposits for potential acquisitions of real estate	(144,253)	(5,167)
Net proceeds from sales of real estate	79,294	13,939
Net cash used in investing activities	(1,461,343)	(1,513,683)
Cash flows from financing activities:
Proceeds from the issuance of common stock, net	1,071,495	1,552,894
Proceeds from the issuance of senior unsecured term loan	500,000	—
Proceeds from the secured borrowing	—	75,000
Borrowings under unsecured revolving credit facility	650,000	—
Payments on unsecured revolving credit facility	(650,000)	—
Payments on senior unsecured term loan	—	(200,000)
Payments on secured notes payable	(102,375)	—
Payments on secured revolving credit facilities	(153,803)	—
Payment on secured borrowing	—	(75,000)
Payments on extinguishment of debt and deferred financing costs	(4,600)	(9,188)
Net-settle adjustment on restricted stock	(3,325)	(2,484)
Dividends paid on common stock	(259,347)	(172,165)
Contributions from noncontrolling interests	8,706	19,818
Distributions to noncontrolling interests	(5,732)	(69)
Net cash provided by financing activities	1,051,019	1,188,806
Effect of foreign currency translation	515	—
Net decrease in cash and cash equivalents	(15,780)	(80,626)
Cash and cash equivalents as of the beginning of period	213,822	294,448
Cash and cash equivalents as of the end of period	$198,042	$213,822

CARETRUST REIT, INC.
DEBT SUMMARY
(dollars in thousands)
(Unaudited)

					December 31, 2025
	Interest		Maturity			% of	Deferred		Net Carrying
Debt	Rate		Date		Principal	Principal	Loan Costs		Value

Fixed Rate Debt

Senior unsecured notes payable	3.875%		2028		$400,000	44.4%	$(2,184)		$397,816
Senior unsecured term loan	4.630%	[1]	2030		500,000	55.6%	(3,596)		496,404
	4.294%				900,000	100.0%	(5,780)		894,220

Floating Rate Debt

Unsecured revolving credit facility	—%	[2]	2029	[3]	—	—%	—	[4]	—
	—%				—	—%	—		—

Total Debt	4.294%				$900,000	100.0%	$(5,780)		$894,220

[1] Funds can be borrowed at applicable SOFR plus 1.10% to 1.80% or at the Base Rate (as defined) plus 0.10% to 0.80%. The Company has entered into two interest rate swaps, with a notional amount of $250 million each, that convert the variable SOFR rate to an effective fixed interest rate of 3.5%.
[2] Funds can be borrowed at applicable SOFR plus 1.05% to 1.55% or at the Base Rate (as defined) plus 0.05% to 0.55%.
[3] Maturity date does not assume exercise of two 6-month extension options.
[4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet.

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
Full Year 2026 Guidance[1]
(Unaudited)

	Total (in millions)		Per Share
	Low	High	Low	High
Net income attributable to CareTrust REIT, Inc.	$326	$338	$1.45	$1.50
Real estate related depreciation and amortization, net of NCI	101	101	0.45	0.45
Funds from Operations (FFO)	427	439	1.90	1.95
Normalizing items[2]	—	—	—	—
Normalized FFO	$427	$439	$1.90	$1.95

Net income attributable to CareTrust REIT, Inc.	$326	$338	$1.45	$1.50
Real estate related depreciation and amortization, net of NCI	101	101	0.45	0.45
Amortization of deferred financing fees	5	5	0.02	0.02
Amortization of stock-based compensation	12	12	0.05	0.05
Straight-line rental income	(14)	(14)	(0.06)	(0.06)
Noncash revenues related to financing receivable	(2)	(2)	(0.01)	(0.01)
Amortization of lease incentives	—	—	—	—
Noncontrolling interests' share of amortization of lease incentives	—	—	—	—
Funds Available for Distribution (FAD)	428	440	1.90	1.95
Normalizing items[2]	—	—	—	—
Normalized FAD	$428	$440	$1.90	$1.95

Weighted average diluted shares outstanding	225	225

Additional Guidance Measures
•Cash rental revenue of $430-436 million
•Interest income of $88-92 million
•General and administrative expense of $57-59 million
•Interest expense of $45-46 million
•Income tax expense of $9 million

[1]This guidance assumes and includes (i) no new investments, loans, or dispositions beyond those made year-to-date, (ii) no new debt or equity issuances beyond those made year-to-date, (iii) 2.5% inflation-based rent escalators under long-term NNN leases, (iv) $42 million of loans set to mature in 2026 or 2027 to be repaid throughout the year, and, (v) no material change in the GBP:USD spot rate.
[2] See "Non-GAAP Financial Measures" below for items typically excluded in Normalized FFO and Normalized FAD attributable to CareTrust REIT, Inc. The timing and amount of these excluded charges cannot be further allocated or quantified with certainty or is dependent on the timing and occurrence of certain actions and, accordingly, cannot be reasonably predicted or estimated without unreasonable efforts.

Non-GAAP Financial Measures
EBITDA, Normalized EBITDA and Net Debt to Annualized Normalized Run Rate EBITDA.
EBITDA attributable to CareTrust REIT, Inc. represents net income (loss) attributable to CareTrust REIT, Inc. before interest expense (including amortization of deferred financing costs), income tax expense, amortization of stock-based compensation, and depreciation and amortization. Normalized EBITDA attributable to CareTrust REIT, Inc. represents EBITDA attributable to CareTrust REIT, Inc. as further adjusted to eliminate the impact of certain items that the Company does not consider indicative of core operating performance, such as recovery of previously reversed rent, lease termination revenue, property operating expenses, gains or losses on foreign currency transactions, gains or losses from dispositions of real estate, real estate impairment charges, provision for loan losses, non-routine transaction costs, loss on extinguishment of debt, accelerated amortization of lease intangibles, net of noncontrolling interests' share, extraordinary incentive plan payment, write-off of deferred financing costs, unrealized gains or losses on other real estate related investments, provision for doubtful accounts and lease restructuring, qualifying retirement benefits, and other income and expenses, as applicable. EBITDA attributable to CareTrust REIT, Inc. and Normalized EBITDA attributable to CareTrust REIT, Inc. do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA attributable to CareTrust REIT, Inc. and Normalized EBITDA attributable to CareTrust REIT, Inc. do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs.
The Company also discloses Net Debt to Annualized Normalized Run Rate EBITDA, which compares the Company's Net Debt as of the last day of the quarter to the Annualized Run Rate EBITDA attributable to CareTrust REIT, Inc. for the quarter. "Net Debt" is defined as the Company's Total Debt as of the last day of the specified quarter adjusted to exclude the Company's cash, cash equivalents, restricted cash and escrow deposits on acquisition of real estate as of such date, as well as the net proceeds from the expected settlement of shares sold under equity forward contracts through the Company's ATM Program that are outstanding as of such date. "Normalized Run Rate EBITDA" represents Normalized EBITDA, adjusted to give effect to the investments completed during the three months ended for the respective period as though such investments were completed as of the beginning of the period. "Annualized Normalized Run Rate EBITDA" is calculated as Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc. for the specified quarter multiplied by four.
Funds from Operations and Funds Available for Distribution.
Funds from Operations (“FFO”), and Funds Available for Distribution (“FAD”) are important non-GAAP supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation except on land, such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP.
FFO is defined by the National Association of Real Estate Investment Trusts ("Nareit") as net income computed in accordance with GAAP, excluding gains or losses from dispositions of real estate investments, real estate related depreciation and amortization and real estate impairment charges, adjustments for the share of consolidated joint ventures, and adjustments for unconsolidated partnerships and joint ventures. Noncontrolling interests' pro rata share information is prepared by applying noncontrolling interests' actual ownership percentage for the period and is intended to reflect noncontrolling interests' proportionate economic interest in the financial position and operating results of properties in our portfolio. The Company computes FFO attributable to CareTrust REIT, Inc. in accordance with Nareit’s definition.
FAD attributable to CareTrust REIT, Inc. is defined as FFO attributable to CareTrust REIT, Inc. excluding noncash income and expenses, such as amortization of stock-based compensation, amortization of deferred financing fees, amortization of above and below market intangibles, amortization of lease incentives, the effects of straight-line rent, adjustments for the share of consolidated joint ventures and non-cash interest income. The Company considers FAD attributable to CareTrust REIT, Inc. to be a useful supplemental measure to evaluate the Company’s operating results excluding these income and expense items to help investors, analysts and other interested parties compare the operating performance of the Company between periods or as compared to other companies on a more consistent basis.
Normalized FFO and Normalized FAD.
The Company also reports normalized FFO ("Normalized FFO") attributable to CareTrust REIT, Inc. and normalized FAD ("Normalized FAD") attributable to CareTrust REIT, Inc., each of which adjust FFO and FAD, respectively, for certain revenue and expense items that the Company does not believe are indicative of its ongoing operating results, such as write-off of deferred financing costs, provision for loan losses, accelerated amortization of lease intangibles, net of noncontrolling interests' share, non-routine transaction costs, provision for doubtful accounts and lease restructuring, loss on extinguishment of debt, amortization of stock-based compensation related to extraordinary incentive plan, extraordinary incentive plan payment, unrealized gains or losses on other real estate related investments, gains or losses on foreign currency transactions, recovery of previously reversed rent, lease termination revenue, property operating expenses, qualifying retirement benefits and other income and expenses. By excluding these items, investors, analysts and our management can compare Normalized FFO and Normalized FAD between periods more consistently.
Further, the Company’s computation of FFO, Normalized FFO, FAD and Normalized FAD may not be comparable to FFO, Normalized FFO, FAD and Normalized FAD reported by other REITs that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FAD differently than the Company does.

While FFO, Normalized FFO, FAD and Normalized FAD are relevant and widely-used measures of operating performance among REITs, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO, Normalized FFO, FAD and Normalized FAD do not purport to be indicative of cash available to fund future cash requirements. The Company believes that net income attributable to CareTrust REIT, Inc., as defined by GAAP, is the most appropriate earnings measure. The Company also believes that the use of EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD and Normalized FAD, combined with the required GAAP presentations, improves the understanding of operating results of REITs among investors and makes comparisons of operating results among such companies more meaningful. The Company considers EBITDA and Normalized EBITDA, in each case attributable to CareTrust REIT, Inc., useful in understanding the Company’s operating results independent of its capital structure, indebtedness and other charges that are not indicative of its ongoing results, thereby allowing for a more meaningful comparison of operating performance between periods and against other REITs. The Company considers FFO, Normalized FFO, FAD and Normalized FAD, in each case attributable to CareTrust REIT, Inc., to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses from real estate dispositions, impairment charges and real estate related depreciation and amortization, and, for FAD and Normalized FAD, by excluding noncash income and expenses such as amortization of stock-based compensation, amortization of deferred financing fees, and the effects of straight-line rent, FFO, Normalized FFO, FAD and Normalized FAD can help investors compare the Company’s operating performance between periods and to other REITs. The Company believes that the disclosure of Net Debt to Annualized Normalized Run Rate EBITDA provides a useful measure to investors to evaluate the credit strength of the Company and its ability to service its debt obligations and to compare the Company’s credit strength to prior reporting periods and to other companies without the effect of charges that are not indicative of the Company’s ongoing performance or that could obscure the Company’s actual credit quality and after considering the effect of investments occurring during the period.